0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives Third Quarter 2024 Earnings Presentation Exhibit 99.2

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives Disclaimer Statements included herein may constitute “forward-looking statementsˮ within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, which may relate to future events or the future performance or financial condition of Ares Commercial Real Estate Corporation (“ACREˮ or, the “Companyˮ), Ares Commercial Real Estate Management LLC (“ACREMˮ), a subsidiary of Ares Management Corporation (“Ares Corp.ˮ), Ares Corp., certain of their subsidiaries and certain funds and accounts managed by ACREM, Ares Corp. and/or their subsidiaries, including, without limitation, ACRE. These statements include, but are not limited to, statements about the resolution of underperforming loans, reduction or increase of CECL reserve, liquidity management and the industry and loan market and are not guarantees of future results or financial condition and involve a number of risks and uncertainties. Actual results could differ materially from those in the forward-looking statements as a result of a number of factors, including global economic trends and economic conditions, including high inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates and currency fluctuations, as well as geopolitical instability, including conflicts between Russia and Ukraine and in the Middle East, changes in interest rates, credit spreads and the market value of the Company's investments, the Company's business and investment strategy, the Company's projected operating results, the return or impact of current and future investments, access to the financing and debt markets, the Company's business and investment strategy, the Company's projected operating results, the return or impact of current and future investments, the demand for commercial real estate loans, rates of prepayments on the Company’s mortgage loans and the effect on the Company’s business of such prepayments, availability of investment opportunities in mortgage-related and real estate-related investments and securities, ACREM’s ability to locate suitable investments for the Company, monitor, service and administer the Company’s investments and execute its investment strategy, and other risks described from time to time in ACRE’s filings within the Securities and Exchange Commission (“SECˮ). Any forward-looking statement, including any contained herein, speaks only as of the time of this release and none of ACRE, ARES Corp. nor ACREM undertakes any duty to update any forward-looking statements made herein. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws. Ares Corp. is the parent to several registered investment advisers, including Ares Management LLC (“Ares Managementˮ) and ACREM. Collectively, Ares Corp., its affiliated entities, and all underlying subsidiary entities shall be referred to as “Aresˮ unless specifically noted otherwise. For a discussion regarding potential risks on ACRE, see Part I., Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operationsˮ and Part I., Item 1A. “Risk Factorsˮ in ACRE’s Annual Report on Form 10-K and Part II, Item 1A. "Risk Factors" in ACRE’s subsequent Quarterly Reports on Form 10-Q. The information contained in this presentation is summary information that is intended to be considered in the context of ACRE’s SEC filings and other public announcements that ACRE, ACREM or Ares may make, by press release or otherwise, from time to time. ACRE, ACREM and Ares undertake no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about ACRE, ACREM and Ares, and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of ACRE, ACREM or Ares or information about the market, as indicative of future results, the achievement of which cannot be assured. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by ACRE or any other fund or account managed by ACREM or Ares, or as legal, accounting or tax advice. None of ACRE, ACREM, Ares or any affiliate of ACRE, ACREM or Ares makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. Certain information set forth herein includes estimates and projections and involves significant elements of subjective judgment and analysis. Further, such information, unless otherwise stated, is before giving effect to management and incentive fees and deductions for taxes. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such estimates or projections will be realized. In addition, in light of the various investment strategies of such other investment partnerships, funds and/or pools, it is noted that such other investment programs may have portfolio investments inconsistent with those of the investment vehicle or strategy discussed herein. These materials are not intended as an offer to sell, or the solicitation of an offer to purchase, any security, the offer and/or sale of which can only be made by definitive offering documentation. Any offer or solicitation with respect to any securities that may be issued by ACRE will be made only by means of definitive offering memoranda or prospectus, which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment. For the definitions of certain terms used in this presentation, please refer to the "Glossary" slide in the appendix. This presentation may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Such information has not been independently verified and, accordingly, ACRE makes no representation or warranty in respect of this information. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. 2

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives 3Q 2024 Company Results and Highlights Note: As of September 30, 2024, unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. See relevant endnotes on page 23. Earnings and Results • 3Q 2024 GAAP net income (loss) of $(0.11) per diluted common share • 3Q 2024 Distributable Earnings of $0.07 per diluted common share(1) • 3Q 2024 Distributable Earnings of $0.17 per diluted common share excluding realized losses of $0.10 per diluted common share(1,2) • Received $4 million (or approximately $0.08 per diluted common share) of cash from loans on non-accrual in 3Q 2024(3) • $146 million CECL reserve at 3Q 2024 or 8% of outstanding principal balance for loans held for investment • Book value per common share of $10.34 (or $13.01 excluding CECL reserve) as of September 30, 2024(4) Objectives • Further reduce debt and increase liquidity to support our objectives of resolving risk rated 4 and 5 loans and actively managing the portfolio • Resolve risk rated 4 and 5 loans to seek the highest net benefit by balancing recovery of capital, impact on earnings (including loans on non-accrual status) and liquidity, and timing • Continue to actively manage existing loan portfolio to identify and minimize risks and generate additional liquidity Progress Continued to Increase Liquidity and Lower Financial Leverage to Support Loan Resolutions • Outstanding borrowings declined to $1.3 billion, which decreased 8% from 2Q 2024 • Net debt to equity ratio excluding CECL reserve was lowered to 1.8x, down from 1.9x at 2Q 2024(5) • $134 million(6) of available capital as of November 5, which increased 11% from 2Q 2024(7) • Received $124 million of repayments in 3Q 2024 Further Addressed Risk Rated 4 and 5 Loans • Total outstanding principal balance of risk rated 4 and 5 loans declined by $157 million or 33% from 2Q 2024(8) • Exited a $98 million outstanding principal balance risk rated 5 loan above carrying value, excluding CECL reserve • Converted a risk rated 5 office loan with a $69 million outstanding principal balance to real estate owned, resulting in a realized loss of $6 million, in line with the prior quarter's CECL reserve • Total outstanding principal balance of loans on non-accrual decreased by 12% from 2Q 2024 Actively Managed Existing Loan Portfolio • Borrowers contributed more than $37 million as repayment of loans or funding of reserves, capital expenditures, purchase of interest rate caps, or other purposes during 3Q 2024 Dividends • Declared cash dividend of $0.25 per common share for shareholders for 4Q 2024 3

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives Ares Management With approximately $464 billion in assets under management, Ares Management Corporation is a global alternative investment manager operating an integrated platform across five business groups Power of a broad and scaled platform enhancing investment capabilities Deep management team with integrated and collaborative approach 20+ year track record of attractive risk adjusted returns through market cycles A pioneer and leader in leveraged finance, private credit and secondaries Profile Founded 1997 AUM $464bn Employees 3,140+ Investment Professionals 1,095+ Global Offices 35+ Direct Institutional Relationships 2,660+ Listing: NYSE – Market Capitalization $53.2bn1 The Ares Differentiators Note: As of September 30, 2024. AUM amounts include funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital Corporation and registered investment adviser. Past performance is not indicative of future results. 1. As of October 21, 2024. 2. New Delhi office is operated by a third party with whom Ares Asia maintains an ongoing relationship relating to the sourcing, acquisition and/or management of investments. 3. In 1Q 2024, Ares Management moved our Special Opportunities strategy from our Private Equity Group into our Credit Group as Opportunistic Credit. The fund name remains Special Opportunities. Opportunistic Credit has been reclassified and presented within the Credit Group and reflected on a historical basis. 4. AUM managed by Ares Insurance Solutions excludes assets which are sub-advised by other Ares’ investment groups or invested in Ares funds and investment vehicles. 5. AUM includes Ares Acquisition Corporation II (“AACTˮ). Global Footprint2 Credit Real Assets Private Equity Secondaries Other Businesses A U M $335.3bn $70.3bn $24.5bn $27.3bn $6.4bn S tr at eg ie s Direct Lending Real Estate Equity Corporate Private Equity Private Equity Secondaries Ares Insurance Solutions4 Liquid Credit Real Estate Debt APAC Private Equity Real Estate Secondaries Ares Acquisition Corporation5 Alternative Credit Infrastructure Opportunities Infrastructure Secondaries Opportunistic Credit3 Infrastructure Debt Credit Secondaries APAC Credit 4

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives Ares Real Estate $54 bn Real Estate AUM 280+ Investment Professionals 17 Offices and Market Coverage Locations 550 Real Estate Investments Globally Global real estate investment manager with vertically integrated operating platform that seeks to generate compelling risk-adjusted performance through market cycles Note: As of September 30, 2024, unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. All investments involve risk, including loss of principal. References to "risk-adjusted performance" or similar phrases are not guarantees against loss of investment capital or value. Returns may increase or decrease as a result of currency fluctuations. Key Differentiators Cycle-Tested & Collaborative Team with Local Networks Scaled Real Estate Platform Experienced Across All Sectors Real Time Corporate & Market Insights In-House Sector Experience Vertical Integration Core/Core-Plus Value-Add Opportunistic Global Debt US Private Real Estate European Private Equity Real Estate 5

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives Portfolio Overview Focused on maximizing outcomes for our risk rated 4 and 5 loans Risk Rated 1-3 Loan Portfolio Risk Rated 4 and 5 Loan Portfolio Total Portfolio $1.8 billion(1) 40 Loans Majority Collateralized by Multifamily, Industrial, Mixed Use, Self-Storage and Student Housing(2) CECL Reserve is Approximately 1% of Loan Balance(2,4) Approximately $138 million of Additional Borrower Capital Contributions in the LTM(6) $79 million of Future Funding Commitments(8) 94% is Collateralized by Office and Residential / Condo Properties(3) 87% of Total CECL Reserve Relates to Risk Rated 4 and 5 Loans(5) CECL Reserve is 40% of Loan Balance(7) CECL Reserve is 44% of Loan Balance for Office Loans(9) $1.5 billion Portfolio Size(2) 35 Loans $0.3 billion Portfolio Size(3) 5 Loans Note: As of September 30, 2024 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1. Based on outstanding principal balance of loans held for investment. 2. Based on outstanding principal balance of loans with risk ratings of 1, 2 or 3. 3. Based on outstanding principal balance of loans with risk ratings of 4 or 5. 4. $18 million of the $146 million total CECL reserve related to loans risk rated 1, 2 and 3. 5. $128 million of the $146 million total CECL reserve related to loans risk rated 4 and 5. 6. Includes borrower capital contributions relating to repayment of loans or funding of reserves, capital expenditures, purchase of interest rate caps, or other purposes. 7. $128 million of CECL reserve for risk rated 4 and 5 loans as a percentage of the $320 million in outstanding principal balance of risk rated 4 and 5 loans. 8. Primarily represents ACRE's commitment to fund future tenant improvement costs. 9. Based on outstanding principal balance of loans backed by office properties with risk ratings of 4 or 5. 6

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives Continued Progress Addressing Risk Rated 4 and 5 Loans in 3Q 2024 33% reduction in outstanding principal balance of loans risk rated 4 and 5 since 2Q 2024 and a 41% reduction since 4Q 2023 1 2 3 4 Note: As of September 30, 2024 unless otherwise noted. Past performance is not indicative of future results. 1. Loan balances relate to outstanding principal balance. Reduced Loans Risk Rated 4 and 5(1) as Measured by Outstanding Principal Balance 7

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives 1 2 3 4 Balance Sheet and Capital Position Provides Flexibility Focused on further de-levering the balance sheet and maintaining higher levels of available liquidity to support positive outcomes on risk rated 4 and 5 loans Note: Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1. Net debt to equity ratio (excluding CECL reserves) is calculated as (i) $1.3 billion of outstanding principal of borrowings less $72 million of cash (inclusive of restricted amounts), (ii) divided by the sum of total stockholders’ equity of $564 million plus CECL reserve of $146 million at September 30, 2024. Net debt to equity ratio including CECL reserve is 2.3x. Total debt to equity ratio excluding CECL reserve is 1.9x and including CECL reserve is 2.4x. 2. As of November 5, 2024, includes $92 million of cash and approximately $42 million of available financing proceeds under the CNB Facility. The amount immediately available under the CNB Facility at any given time can fluctuate based on the fair value of the collateral in the borrowing base that secures the CNB Facility. As of November 5, 2024, there was approximately $42 million immediately available under the CNB Facility based on the fair value of the collateral in the borrowing base at such time. The amount immediately available under the CNB Facility may be increased to up to $75 million by the pledge of additional collateral into the borrowing base in accordance with the CNB Facility agreement. Total Outstanding Borrowings ($ in millions) 2024 Loan Repayments Available Capital(2) $124 million in 3Q $203 million YTD $134 million 8

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives Trends in CECL Reserves Change in CECL Reserves 3Q 2024 ($ in millions) Note: As of September 30, 2024 unless otherwise noted. Past performance is not indicative of future results. Numbers may not sum due to rounding. 9

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives CECL Reserves CECL Reserves by Risk Rating (1) $146 million Total CECL Reserves 8% CECL Reserves as a Percent of Loans Held for Investment (1) 87% CECL reserves relates to risk rated 4 and 5 loans Note: As of September 30, 2024 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1. Percentages are based on outstanding principal balance of loans held for investment. CECL Reserves by Property Type (1) 87% CECL reserves relates to office and residential / condo loans 10

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives CECL Reserves for Risk Rated 4 and 5 Loans Risk Rated 4 and 5 Loans CECL Reserves by Property Type $128 million CECL Reserves for Risk Rated 4 and 5 Loans 40% CECL Reserves as a Percent of Risk Rated 4 and 5 Loan Balance(1) Risk Rated 4 and 5 Loans CECL Reserves as a Percent of Loan Balance (2) Note: As of September 30, 2024 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1. Based on outstanding principal balance of loans with risk ratings of 4 or 5. 2. Based on outstanding principal balance of loans with risk ratings of 4 or 5 by property type. 11

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives Square Footage: Income Yield:(2) Summary of Real Estate Owned ("REO") Note: As of September 30, 2024 unless otherwise noted. Past performance may not be indicative of future results. Numbers may not sum due to rounding. All dollars in millions and square feet in thousands. 1. Carrying value is net of accumulated depreciation and amortization of $3.3 million for the Florida mixed-use property and $0.2 million for the North Carolina office property. There was no accumulated depreciation and amortization for the California office property as it was classified as held for sale. 2. Calculated as the annualized property level net operating income for the three months ended August 31, 2024 divided by the carrying value. 3. ACRE acquired legal title of the property on September 19, 2024. The property level net operating income used to calculate the Income Yield was not earned while ACRE owned the property. Location: Carrying Value:(1) Quarter Converted to REO: 3Q 2023 Florida 2Q 2024 California Mixed Use Office 816 197 3Q 2024 North Carolina Office 568 8%11%9% $81 $15 $60 (3) 12

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives Appendix

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives Loans Held for Investment Portfolio Details ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Office Loans: 1 Senior IL Nov 2020 $162.6 $162.6 $152.1 (2) 1.5% —%(2) Mar 2025 I/O 2 Senior Diversified Jan 2020 88.9 88.9 88.8 S+3.75% 1.6% 8.9% Jan 2025 P/I 3 Senior AZ Sep 2021 100.7 74.5 74.5 S+3.61% 0.1% 8.9% Oct 2024 I/O 4 Senior NC Aug 2021 85.0 70.6 70.5 S+3.65% 0.2% 8.5% Aug 2028 I/O 5 Senior NY Jul 2021 59.0 59.0 59.0 S+2.65%(3) 3.0% 7.5% Jul 2027 I/O 6 Senior IL Dec 2022 55.9 55.9 55.9 S+4.25% 3.0% 9.6% Jan 2025 P/I 7 Senior(4) MA Apr 2022 82.2 51.5 51.0 S+3.75% —% 9.2% Apr 2026 I/O 8 Senior GA Nov 2019 48.2 48.2 48.2 S+3.15% 1.9% 8.3% Dec 2024 P/I 9 Senior CA Nov 2018 20.3 20.3 20.2 S+3.50% 2.3% 8.6% Nov 2025 P/I 10 Subordinated NJ Mar 2016 18.5 18.5 15.7 12.00% —% —%(5) Jan 2026 I/O 11 Subordinated NY Jul 2021 10.0 10.0 7.6 5.50%(3) —% —%(3) Jul 2027 I/O Total Office $731.3 $660.0 $643.5 Note: As of September 30, 2024. 1. I/O = interest only, P/I = principal and interest. 2. The Illinois loan is structured as both a senior and mezzanine loan with the Company holding both positions. The senior position has a per annum interest rate of S + 2.25% and the mezzanine position has a fixed per annum interest rate of 10.00%. The senior and mezzanine loans were both on non-accrual status as of September 30, 2024 and the Unleveraged Effective Yield is not applicable. 3. The New York loan is structured as both a senior A-Note with an outstanding principal balance of $59.0 million and a subordinated B-Note with an outstanding principal balance of $10.0 million. The subordinated B-Note is subordinate to new sponsor equity contributed in March 2024 and additional capital contributions. The senior A-Note has a per annum interest rate of S + 2.65% and the subordinated B-Note has a fixed per annum interest rate of 5.50%. As of September 30, 2024, the subordinated B-Note, which had an outstanding principal balance of $10.0 million, was on non-accrual status and therefore, the Unleveraged Effective Yield is not applicable. 4. The senior Massachusetts loan is collateralized by a life sciences property. 5. Loan was on non-accrual status as of September 30, 2024 and the Unleveraged Effective Yield is not applicable. The mezzanine New Jersey loan is currently in default due to the borrower not making its contractual interest payments due subsequent to the December 2023 interest payment date. 14

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives Loans Held for Investment Portfolio Details ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Multifamily Loans: 12 Senior NY May 2022 $133.0 $132.2 $131.8 S+3.90% 0.2% 9.2% Jun 2025 I/O 13 Senior TX Nov 2021 68.8 68.5 68.5 S+2.95% —% 8.2% Dec 2024 I/O 14 Senior (2) SC Dec 2021 67.0 67.0 67.0 S+3.00% —% 8.1% Nov 2024 I/O 15 Senior OH Sep 2023 57.8 57.3 56.9 S+3.05% 2.5% 8.3% Oct 2026 I/O 16 Senior CA Nov 2021 31.7 31.7 31.6 S+3.00% —% 8.1% Dec 2025 I/O 17 Senior PA Dec 2018 28.2 28.2 28.2 S+2.50% 2.8% 7.3% Dec 2025 I/O 18 Senior WA Dec 2021 23.1 23.1 23.1 S+3.00% —% 8.0% Nov 2025 I/O 19 Senior TX Oct 2021 23.1 23.1 23.1 S+2.60% —% 7.8% Oct 2024 I/O 20 Subordinated SC Aug 2022 20.6 20.6 20.6 S+9.53% 1.5% 14.8% Sep 2025(3) I/O Total Multifamily $453.3 $451.7 $450.8 Industrial Loans: 21 Senior IL May 2021 $100.7 $100.7 $100.7 S+4.65% 0.1% 11.1% Nov 2024 I/O 22 Senior MA Jun 2023 49.0 47.5 47.3 S+2.90% —% 7.9% Jun 2028 I/O 23 Senior NJ Jun 2021 28.3 27.8 27.8 S+3.85% 0.2% 10.8% Nov 2024(4) I/O 24 Senior FL Dec 2021 25.5 25.5 25.4 S+3.00% —% 8.1% Dec 2025 I/O 25 Senior CA Aug 2019 19.6 19.6 17.9 S+3.85% 2.0% —%(5) Nov 2024 (5) I/O 26 Senior TN Oct 2021 6.4 6.4 6.4 S+5.60% 0.2% 10.8% Nov 2024 I/O Total Industrial $229.5 $227.5 $225.5 Note: As of September 30, 2024 1. I/O = interest only, P/I = principal and interest. 2. Loan commitment is allocated between a multifamily property ($61 million) and an office property ($6 million). 3. As of June 30, 2024, the Company intended to sell the mezzanine South Carolina loan to a third party and the loan was classified as held for sale and was carried at its carrying value, which was equal to fair value, in the Company’s consolidated balance sheets. As of September 30, 2024, the Company no longer had plans to sell the mezzanine South Carolina loan and it was reclassified to held for investment. The Company did not recognize any gain or loss upon reclassifying the loan to held for investment as the carrying value was equal to fair value. 4. In July 2024, the borrower exercised a three-month extension option in accordance with the loan agreement, which extended the maturity date on the senior New Jersey loan from August 2024 to November 2024. 5. Loan was on non-accrual status as of September 30, 2024 and the Unleveraged Effective Yield is not applicable. The Company and the borrower entered into a modification and extension agreement that was effective in September 2024 to, among other things, extend the maturity date on the senior California loan from September 2024 to November 2024. 15

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Residential/Condominium Loans: 27 Senior NY Mar 2022 $109.5 $109.5 $94.1 S+8.95% 0.4% —%(2) Dec 2025 I/O 28 Senior FL Jul 2021 75.0 75.0 75.0 S+5.35% —% 10.2% Jul 2025(3) I/O Total Residential/Condominium $184.5 $184.5 $169.1 Hotel Loans: 29 Senior CA Mar 2022 $60.8 $58.6 $58.5 S+4.20% —% 9.5% Mar 2025 I/O 30 Senior NY Mar 2022 55.7 55.5 55.3 S+4.40% 0.1% 9.6% Mar 2026 I/O Total Hotel $116.5 $114.1 $113.8 Mixed-Use Loans: 31 Senior NY Jul 2021 $78.3 $77.2 $77.0 S+3.75% —% 8.9% Jul 2025(4) I/O 32 Senior TX Sep 2019 35.3 35.3 35.3 S+3.85% 0.7% 9.5% Dec 2024(5) I/O Total Mixed-Use $113.6 $112.5 $112.3 Loans Held for Investment Portfolio Details Note: As of September 30, 2024. 1. I/O = interest only, P/I = principal and interest. 2. The New York loan is structured as both a senior and mezzanine loan with the Company holding both positions. The senior and mezzanine positions each have a per annum interest rate of S + 8.95%. The senior and mezzanine loans were both on non-accrual status as of September 30, 2024 and the Unleveraged Effective Yield is not applicable. 3. In July 2024, the borrower exercised a 12-month extension option in accordance with the loan agreement, which extended the maturity date on the senior Florida loan to July 2025. 4. In July 2024, the Company and the borrower entered into a modification and extension agreement to, among other things, extend the maturity date on the senior New York loan from July 2024 to July 2025. 5. In September 2024, the Company and the borrower entered into a modification and extension agreement to, among other things, extend the maturity date on the senior Texas loan from September 2024 to December 2024. 16

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives Loans Held for Investment Portfolio Details Note: As of September 30, 2024. 1. I/O = interest only, P/I = principal and interest. 2. The weighted average floor is calculated based on loans with SOFR floors. ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Self Storage Loans: 33 Senior PA Mar 2022 $18.2 $18.2 $18.1 S+3.00% 1.0% 8.1% Dec 2025 I/O 34 Senior NJ Aug 2022 17.6 17.6 17.5 S+2.90% 1.0% 8.5% Apr 2025 I/O 35 Senior WA Aug 2022 11.5 11.5 11.5 S+2.90% 1.0% 8.5% Mar 2025 I/O 36 Senior IN Sep 2023 11.4 10.9 10.9 S+3.60% 0.9% 8.6% Jun 2026 I/O 37 Senior MA Apr 2022 7.7 7.7 7.7 S+3.00% 0.8% 8.1% Nov 2024 I/O 38 Senior MA Apr 2022 6.8 6.8 6.8 S+3.00% 0.8% 8.1% Oct 2024 I/O 39 Senior NJ Mar 2022 5.9 5.9 5.9 S+3.00% 0.8% 8.1% Jul 2025 I/O Total Self Storage $79.1 $78.6 $78.4 Student Housing Loans: 40 Senior AL Apr 2021 $19.5 $19.5 $19.4 S+3.95% 2.0% 10.1% Dec 2024 P/I Total Student Housing $19.5 $19.5 $19.4 Loan Portfolio Total/Weighted Average $1,927.3 $1,848.4 $1,812.8 1.1%(2) 7.5% 17

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Strategi c Initiativ es BUSINE SS SECTOR PALETT E GENER AL PALETT E As of ($ in thousands, except share and per share data) 9/30/2024 12/31/2023 ASSETS Cash and cash equivalents $ 68,881 $ 110,459 Restricted cash ($3,466 related to consolidated VIEs as of September 30, 2024) 3,466 — Loans held for investment ($658,956 and $892,166 related to consolidated VIEs, respectively) 1,812,773 2,126,524 Current expected credit loss reserve (144,068) (159,885) Loans held for investment, net of current expected credit loss reserve 1,668,705 1,966,639 Loans held for sale ($38,981 related to consolidated VIEs as of December 31, 2023) — 38,981 Investment in available-for-sale debt securities, at fair value 27,005 28,060 Real estate owned held for investment, net ($59,953 related to consolidated VIEs as of September 30, 2024) 140,912 83,284 Real estate owned held for sale ($14,509 related to consolidated VIEs as of September 30, 2024) 14,509 — Other assets ($2,094 and $3,690 of interest receivable related to consolidated VIEs, respectively; $32,002 of other receivables related to consolidated VIEs as of December 31, 2023) 17,125 52,354 Total assets $ 1,940,603 $ 2,279,777 LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Secured funding agreements $ 640,610 $ 639,817 Notes payable — 104,662 Secured term loan 127,828 149,393 Collateralized loan obligation securitization debt (consolidated VIEs) 574,896 723,117 Due to affiliate 4,106 4,135 Dividends payable 13,809 18,220 Other liabilities ($1,686 and $2,263 of interest payable related to consolidated VIEs, respectively) 15,601 14,584 Total liabilities 1,376,850 1,653,928 Commitments and contingencies STOCKHOLDERS' EQUITY Common stock, par value $0.01 per share, 450,000,000 shares authorized at September 30, 2024 and December 31, 2023 and 54,532,393 and 54,149,225 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively 532 532 Additional paid-in capital 815,802 812,184 Accumulated other comprehensive income 190 153 Accumulated earnings (deficit) (252,771) (187,020) Total stockholders' equity 563,753 625,849 Total liabilities and stockholders' equity $ 1,940,603 $ 2,279,777 Consolidated Balance Sheets 18

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Strategi c Initiativ es BUSINE SS SECTOR PALETT E GENER AL PALETT E Consolidated Statements of Operations For the Three Months Ended ($ in thousands, except share and per share data) 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Revenue: Interest income $ 39,345 $ 40,847 $ 44,033 $ 44,348 $ 52,819 Interest expense (27,401) (27,483) (28,819) (29,957) (29,745) Net interest margin 11,944 13,364 15,214 14,391 23,074 Revenue from real estate owned 4,709 3,433 3,478 3,161 809 Total revenue 16,653 16,797 18,692 17,552 23,883 Expenses: Management and incentive fees to affiliate 2,654 2,692 2,768 2,946 2,974 Professional fees 681 757 533 974 682 General and administrative expenses 1,939 1,957 2,081 1,830 1,691 General and administrative expenses reimbursed to affiliate 871 1,277 1,132 818 775 Expenses from real estate owned 3,164 2,226 2,037 2,038 480 Total expenses 9,309 8,909 8,551 8,606 6,602 Provision for current expected credit losses 7,461 (2,374) (22,269) 47,452 3,227 Realized losses on loans 5,766 16,387 45,726 — 4,886 Change in unrealized losses on loans held for sale — — (995) 995 — Income (loss) before income taxes (5,883) (6,125) (12,321) (39,501) 9,168 Income tax expense (benefit), including excise tax (3) — 2 (87) (16) Net income (loss) attributable to common stockholders $ (5,880) $ (6,125) $ (12,323) $ (39,414) $ 9,184 Earnings (loss) per common share: Basic earnings (loss) per common share $ (0.11) $ (0.11) $ (0.23) $ (0.73) $ 0.17 Diluted earnings (loss) per common share $ (0.11) $ (0.11) $ (0.23) $ (0.73) $ 0.17 Weighted average number of common shares outstanding: Basic weighted average shares of common stock outstanding 54,464,147 54,426,112 54,396,397 54,111,544 54,085,035 Diluted weighted average shares of common stock outstanding 54,464,147 54,426,112 54,396,397 54,111,544 54,796,413 Dividends declared per share of common stock(1) $ 0.25 $ 0.25 $ 0.25 $ 0.33 $ 0.33 1. There is no assurance dividends will continue at these levels or at all. 19

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Strategi c Initiativ es BUSINE SS SECTOR PALETT E GENER AL PALETT E Reconciliation of Net Income (Loss) to Non-GAAP Distributable Earnings (Loss) For the Three Months Ended ($ in thousands, except per share data) 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Net income (loss) attributable to common stockholders $ (5,880) $ (6,125) $ (12,323) $ (39,414) $ 9,184 Stock-based compensation 1,182 1,152 1,284 1,041 986 Incentive fees to affiliate — — — — — Depreciation and amortization of real estate owned 967 770 786 809 206 Provision for current expected credit losses 7,461 (2,374) (22,269) 47,452 3,227 Realized gain on termination of interest rate cap derivative(1) — — — (105) (93) Change in unrealized losses on loans held for sale — — (995) 995 — Distributable Earnings (Loss) $ 3,730 $ (6,577) $ (33,517) $ 10,778 $ 13,510 Realized losses on loans 5,766 16,387 45,726 — 4,886 Distributable Earnings excluding realized losses $ 9,496 $ 9,810 $ 12,209 $ 10,778 $ 18,396 Net income (loss) attributable to common stockholders (0.11) (0.11) (0.23) (0.73) 0.17 Stock-based compensation 0.02 0.02 0.02 0.02 0.02 Incentive fees to affiliate — — — — — Depreciation and amortization of real estate owned 0.02 0.01 0.01 0.01 — Provision for current expected credit losses 0.14 (0.04) (0.41) 0.88 0.06 Realized gain on termination of interest rate cap derivative(1) — — — — — Unrealized losses on loans held for sale — — (0.02) 0.02 — Basic Distributable Earnings (Loss) per common share $ 0.07 $ (0.12) $ (0.62) $ 0.20 $ 0.25 Realized losses on loans 0.10 0.30 0.84 — 0.09 Basic Distributable Earnings excluding realized losses per common share $ 0.17 $ 0.18 $ 0.22 $ 0.20 $ 0.34 Net income (loss) attributable to common stockholders (0.11) (0.11) (0.23) (0.72) 0.17 Stock-based compensation 0.02 0.02 0.02 0.02 0.02 Incentive fees to affiliate — — — — — Depreciation and amortization of real estate owned 0.02 0.01 0.01 0.01 — Provision for current expected credit losses 0.14 (0.04) (0.41) 0.87 0.06 Realized gain on termination of interest rate cap derivative(1) — — — — — Unrealized losses on loans held for sale — — (0.02) 0.02 — Diluted Distributable Earnings (Loss) per common share $ 0.07 $ (0.12) $ (0.62) $ 0.20 $ 0.25 Realized losses on loans 0.10 0.30 0.84 — 0.09 Diluted Distributable Earnings excluding realized losses per common share $ 0.17 $ 0.18 $ 0.22 $ 0.20 $ 0.34 1. For the three months ended December 31, 2023 and September 30, 2023, Distributable Earnings includes $0.1 million and $0.1 million, respectively, adjustment to reverse the impact of the $2.0 million realized gain from the termination of the interest rate cap derivative that was amortized into GAAP net income. 20

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives Diverse Sources of Financing Supports Portfolio ($ in millions) Financing Sources Total Commitments Outstanding Principal Pricing Range Mark to Credit Non Spread Based Mark to Market Secured Funding Agreements Wells Fargo Facility $450.0(1) $212.5 SOFR+1.50 to 3.75% ü ü Citibank Facility 325.0(1) 228.7 SOFR+1.50 to 2.10% ü ü Morgan Stanley Facility 250.0(1) 199.4 SOFR+1.75 to 2.25% ü ü CNB Facility 75.0(2) — SOFR+3.25% ü ü Subtotal $1,100.0 $640.6 Capital Markets 2017-FL3 Securitization $407.5 $407.5 SOFR + 1.87% ü ü 2021-FL4 Securitization 167.7 167.7 SOFR + 2.01% ü ü Secured Term Loan 130.0 130.0 4.50% (Fixed)(3) ü ü Subtotal $705.2 $705.2 Total Debt $1,805.2 $1,345.8 Note: As of September 30, 2024. 1. For the Wells Fargo, Citibank and Morgan Stanley facilities, total commitments are available subject to the pledge of additional collateral. 2. Amount immediately available under the CNB Facility at any given time can fluctuate based on the fair value of the collateral in the borrowing base that secures the CNB Facility. As of September 30, 2024, there was approximately $49 million immediately available under the CNB Facility based on the fair value of the collateral in the borrowing base at such time. The amount immediately available under the CNB Facility may be increased to up to $75 million by the pledge of additional collateral into the borrowing base in accordance with the CNB Facility agreement. 3. The Secured Term Loan includes interest rate increases on advances to the following fixed rates: (i) 4.50% per annum until May 1, 2025 and (ii) after May 1, 2025 through November 12, 2026, the interest rate increases 0.25% every three months. Additionally, there is a contingent interest rate increase of 4.00% if the outstanding principal amount of the Secured Term Loan is not paid down to the following amounts on specific dates as follows: (i) $135.0 million as of August 1, 2024, (ii) $130.0 million as of November 1, 2024, (iii) $120.0 million as of February 1, 2025, (iv) $110.0 million as of May 1, 2025, (v) $100.0 million as of August 1, 2025 and (vi) $90.0 million as of November 1, 2025. Diversified financing sources totaling $1.8 billion with $460 million of undrawn capacity(1,2) 21

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives Glossary Distributable Earnings (Loss) Distributable Earnings (Loss) is a non-GAAP financial measure that helps the Company evaluate its financial performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. To maintain the Company’s REIT status, the Company is generally required to annually distribute to its stockholders substantially all of its taxable income. The Company believes the disclosure of Distributable Earnings (Loss) provides useful information to investors regarding the Company's ability to pay dividends, which the Company believes is one of the principal reasons investors invest in the Company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Distributable Earnings (Loss) is defined as net income (loss) computed in accordance with GAAP, excluding non-cash equity compensation expense, the incentive fees the Company pays to its Manager, depreciation and amortization (to the extent that any of the Company’s target investments are structured as debt and the Company forecloses on any properties underlying such debt), any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss), one-time events pursuant to changes in GAAP and certain non-cash charges after discussions between the Company’s manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors. Loan balances that are deemed to be uncollectible are written off as a realized loss and are included in Distributable Earnings (Loss). Distributable Earnings (Loss) is aligned with the calculation of “Core Earnings,ˮ which is defined in the Management Agreement and is used to calculate the incentive fees the Company pays to its Manager. Distributable Earnings excluding realized losses is Distributable Earnings (Loss) further adjusted to exclude realized losses. 22

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives Endnotes Company Results and Highlights Note: As of September 30, 2024 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers may not add up to the totals provided. 1. Distributable Earnings (Loss) and Distributable Earnings excluding realized losses are non-GAAP financial measures. See page 22 for Distributable Earnings (Loss) and Distributable Earnings excluding realized losses definitions and page 20 for the Reconciliation of Net Income (Loss) to Non-GAAP Distributable Earnings (Loss) and Distributable Earnings excluding realized losses. 2. Distributable Earnings excluding realized losses per diluted common share is calculated as Distributable Earnings of $3.7 million or $0.07 per diluted common share plus realized losses of $5.8 million or $0.10 per diluted common share. 3. Included as part of net cash provided by investing activities in the Consolidated Statement of Cash Flows. 4. Book value per common share excluding CECL reserve is calculated as (i) total stockholders’ equity of $564 million plus CECL reserve of $146 million divided by (ii) total outstanding common shares of 54,532,393 as of September 30, 2024. 5. Net debt to equity ratio (excluding CECL reserves) is calculated as (i) $1.3 billion of outstanding principal of borrowings less $72 million of cash (inclusive of restricted amounts), (ii) divided by the sum of total stockholders’ equity of $564 million plus CECL reserve of $146 million at September 30, 2024. Net debt to equity ratio including CECL reserve is 2.3x. Total debt to equity ratio excluding CECL reserve is 1.9x and including CECL reserve is 2.4x. 6. As of November 5, 2024, includes $92 million of cash and approximately $42 million of available financing proceeds under the CNB Facility. The amount immediately available under the CNB Facility at any given time can fluctuate based on the fair value of the collateral in the borrowing base that secures the CNB Facility. As of November 5, 2024, there was approximately $42 million immediately available under the CNB Facility based on the fair value of the collateral in the borrowing base at such time. The amount immediately available under the CNB Facility may be increased to up to $75 million by the pledge of additional collateral into the borrowing base in accordance with the CNB Facility agreement. 7. Additional unlevered assets that may be financed in the future include $9 million floating rate investment grade debt securities and other assets that are not levered. 8. One office loan with $163 million of total outstanding principal balance moved from risk rating 4 to risk rating 5 in 3Q 2024. 23

0 42 65 156 110 2 3 93 109 127 127 127 GENERAL PALETTE 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Secondary Solutions BUSINESS SECTOR PALETTE 192 212 229 Strategic Initiatives